UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) June 8, 2006
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                       Alliance Distributors Holding Inc.
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               (Exact Name of Registrant as Specified in Charter)

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
           Delaware                         000-32319                   33-0851302
(State or Other Jurisdiction of     (Commission File Number)   (IRS Employer Identification
        Incorporation) No.)
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                 15-15 132nd St., College Point, New York 11356
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               (Address of Principal Executive Offices) (Zip Code)

                                 (718) 747-1500
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               Registrant's telephone number, including area code

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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ITEM 1.01.   Entry into a Material Definitive Agreement

On June 8, 2006, Alliance Distributors Holding Inc. (the "Company") entered into an Agreement with Three Boroughs LLC to lease approximately 25,000 square feet of space located at 1160 Commerce Avenue, Bronx, New York, of which approximately 18,000 and 7,000 square feet will be utilized for warehouse and office space, respectively. The lease has a five-year term commencing on June 1, 2006 and expiring on May 31, 2011, unless otherwise extended by the Company under an option to extend the term for an additional five-year term expiring on May 31, 2016. The annual base rent is $295,000 for the first year of the term (payable in 12 equal monthly payments of approximately $24,583, with an abatement equal to approximately $24,583 for the first rental payment) and increases 3.5% on June 1st of each year beginning with June 1, 2007. In the event the Company exercises the option, the annual base rent will continue to increase at the 3.5% annual rate.

The foregoing summary of the lease agreement is qualified in its entirety by reference to the form of lease agreement filed as an exhibit to this Report.

ITEM 9.01. Financial Statements and Exhibits

         (d) Exhibits

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                      Exhibit                                  Description
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
10.1                                        Form of Lease Agreement between the Company and
                                            Three Boroughs LLC.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


ALLIANCE DISTRIBUTORS HOLDING INC.
Registrant


Date:  June 12, 2006
                                                      By /s/ Jay Gelman
                                                      --------------------------
                                                      Jay Gelman, CEO

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                                  EXHIBIT INDEX

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                      Exhibit                                  Description
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
10.1                                        Form of Lease Agreement between the Company and
                                            Three Boroughs LLC.
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